UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 7, 2010

MACK-CALI REALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey, 08837-2206
(Address of Principal Executive Offices) (Zip Code)

(732) 590-1000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On December 7, 2010, the board of directors (the “Board of Directors”) of Mack-Cali Realty Corporation (the “General Partner”), the general partner of Mack-Cali Realty, L.P., approved the recommendations and ratified the determinations of the Executive Compensation and Option Committee of the Board of Directors and authorized the General Partner to:

(1)	based upon the Executive Compensation and Option Committee’s evaluation of the General Partner’s performance in 2010:

(a)
enter into restricted share award agreements, effective December 7, 2010, with each of Mitchell E. Hersh, Barry Lefkowitz, Michael Grossman and Roger W. Thomas, pursuant to which Messrs. Hersh, Lefkowitz, Grossman and Thomas were issued 25,000, 10,455, 9,697 and 6,818 shares of restricted common stock, respectively, pursuant to the General Partner’s 2004 Incentive Stock Plan.  These shares of restricted common stock are fully vested upon issuance and will be subject to a six month restriction prohibiting the restricted common stock from being sold, assigned, transferred, gifted or otherwise disposed of, mortgaged, pledged or otherwise hypothecated.

(b)	grant cash bonuses, for fiscal year 2010, to Messrs. Hersh, Lefkowitz, Grossman and Thomas of $1,000,000, $505,000, $495,000 and $400,000, respectively.

(c)
declare to be fully vested as of January 1, 2011: 20,123, 8,385, 6,708 and 4,192 shares of restricted common stock granted to Messrs. Hersh, Lefkowitz, Grossman and Thomas, respectively, pursuant to restricted share award agreements dated September 12, 2007, all of which are due to vest on January 1, 2011, and make the attendant tax gross-up payments to such executive officers as soon as practicable following the vesting of such shares of restricted common stock that are contractually required under the Tax Gross-Up Agreements dated September 12, 2007 between the General Partner and such executive officers.

(2)	maintain the annual base salaries of Messrs. Hersh, Lefkowitz, Grossman and Thomas of $1,050,000, $420,000, $370,000 and $370,000, respectively, for 2011.

The form of restricted share award agreement between the General Partner and each of its executive officers described in item (1)(a) herein above is filed herewith as Exhibit 10.1.

Item 8.01                      Other Events.

On December 7, 2010, the Board of Directors of the General Partner approved the recommendations and ratified the determinations of the Executive Compensation and Option Committee of the Board of Directors and authorized the General Partner to:

                (1)              maintain the annual compensation paid to non-employee members of the Board of Directors at $45,000;

(2)           maintain the annual compensation paid to the chairs of the Audit Committee and the Executive Committee of the Board of Directors at $15,000;

(3)           maintain the annual compensation paid to the chairs of the Executive Compensation and Option Committee and the Nominating and Corporate Governance Committee of the Board of Directors at $10,000;

(4)           maintain the compensation paid to non-employee members of the Board of Directors for attendance at, or telephonic participation in, meetings of the Board of Directors or any committee thereof at $1,500 per meeting.

(5)           grant to each non-employee member of the Board of Directors restricted common stock awards, no later than December 31, 2010, pursuant to the General Partner’s 2004 Incentive Stock Plan in an amount equal to 2,087 shares of the General Partner’s common stock. The restricted common stock granted to the non-employee members of the Board of Directors will vest on January 1, 2012.

A form of restricted share award agreement, effective December 7, 2010, entered into with each non-employee director is filed as exhibit 10.2 herewith.

In furtherance of the Company’s efforts to maintain best corporate governance practices, the Board of Directors also adopted Equity Ownership Guidelines for the Company’s Chief Executive Officer.  The Equity Ownership Guidelines will further align the interests of the Chief Executive Officer with stockholder value and requires the Chief Executive Officer to own an aggregate of 100,000 shares of the Company’s common stock (“Shares”) or units of limited partnership interest of Mack-Cali Realty, L.P. redeemable for Shares (“OP Units”), in any combination of Shares or OP Units as determined in the sole discretion of the Chief Executive Officer, effective as of December 31, 2011.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.            Description

10.1	Form of Restricted Share Award Agreement effective December 7, 2010 by and between Mack-Cali Realty Corporation and each of Mitchell E. Hersh, Barry Lefkowitz, Michael Grossman and Roger W. Thomas.

10.2
Form of Restricted Share Award Agreement effective December 7, 2010 by and between Mack-Cali Realty Corporation and each of William L. Mack, Alan S. Bernikow, John R. Cali, Kenneth M. Duberstein, Nathan Gantcher, David S. Mack, Alan G. Philibosian, Dr. Irvin D. Reid, Vincent Tese, Robert F. Weinberg and Roy J. Zuckerberg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        MACK-CALI REALTY CORPORATION

Dated:  December 9, 2010                                    By:           /s/ Mitchell E. Hersh
 Mitchell E. Hersh
President and
 Chief Executive Officer

MACK-CALI REALTY, L.P.

By:           Mack-Cali Realty Corporation,
 its general partner

Dated:  December 9, 2010                                    By:           /s/ Mitchell E. Hersh
 Mitchell E. Hersh
                                                                                            President and
 Chief Executive Officer

EXHIBIT INDEX

Exhibit No.            Description

10.1	Form of Restricted Share Award Agreement effective December 7, 2010 by and between Mack-Cali Realty Corporation and each of Mitchell E. Hersh, Barry Lefkowitz, Michael Grossman and Roger W. Thomas.

10.2
Form of Restricted Share Award Agreement effective December 7, 2010 by and between Mack-Cali Realty Corporation and each of William L. Mack, Alan S. Bernikow, John R. Cali, Kenneth M. Duberstein, Nathan Gantcher, David S. Mack, Alan G. Philibosian, Dr. Irvin D. Reid, Vincent Tese, Robert F. Weinberg and Roy J. Zuckerberg.